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                                                                 Exhibit 10.31.4

        AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT AND CONSENT

         THIS AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT AND CONSENT (this "Amendment"), dated as of December 20, 2004, is entered into by and among PHIBRO ANIMAL HEALTH CORPORATION, a New York corporation ("Parent"), PHIBRO ANIMAL HEALTH U.S., INC., a Delaware corporation ("PAHUS"), PHIBRO ANIMAL HEALTH HOLDINGS, INC., a Delaware corporation ("Holdings"), PRINCE AGRIPRODUCTS, INC., a Delaware corporation ("Prince"), PHIBRO-TECH, INC. ("PTI"; together with Parent, PAHUS, and Holdings, the "Borrowers"), the lenders from time to time party to the Loan and Security Agreement referenced below (each a "Lender" and collectively, the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders ("Agent"; and together with the Lenders, collectively the "Lender Group"), in light of the following:

                               W I T N E S S E T H

         WHEREAS, Borrowers and the Lender Group are parties to that certain Loan and Security Agreement, dated as of October 21, 2003 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"); and

         WHEREAS, Borrowers have advised the Lender Group that (a) Parent and Philipp Brothers Netherlands III B.V. ("Foreign Issuer") desire to issue 22,491 Units under its New Indenture, as amended to the date hereof, to refinance certain Indebtedness under the Loan Agreement, (b) Parent and Phibro Animal Health SA (a wholly owned Subsidiary of the Foreign Issuer, "Phibro Belgium") desire to sell substantially all of its facilities in Rixensart, Belgium and enter into related transactions described in and upon the terms and subject to the conditions set forth in the Second Supplemental Indenture (defined below) (the "Proposed Belgium Disposition"), and (c) PTI desires to sell its real property in Wilmington, Illinois substantially upon the terms and subject to the conditions set forth in the purchase agreement attached hereto as Exhibit C (the "Proposed Wilmington Disposition");

         WHEREAS, Borrowers have requested certain amendments to the Loan Agreement, and

         WHEREAS, subject to the terms and conditions herein, Agent and Lenders have agreed to consent to the Proposed Belgium Disposition and the Proposed Wilmington Disposition and to amend the Loan Agreement as set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.       AMENDMENT TO LOAN AGREEMENT.

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         (a) Section 1.1 of the Loan Agreement is hereby amended by deleting the definitions of "EBITDA", "Indenture Reserve", "Indenture Securities", and "Permitted Investments" and replacing them with the following definitions, respectively:

                  ""EBITDA" means, with respect to any fiscal period, consolidated net earnings (or loss), minus extraordinary gains, interest income, and intercompany allocations plus interest expense, income taxes, depreciation and amortization for such period, charges which are both nonrecurring and noncash charges for such period, charges and expenses related to unsuccessful acquisitions and related financings in an aggregate amount not to exceed $5,300,000 for the period beginning January 1, 2004 and ending June 30, 2004, charges and expenses related to the Proposed Belgium Disposition in an aggregate amount not to exceed $26,800,000 for the period beginning December 31, 2004 and ending June 30, 2006 and solely for the purposes of calculating the financial covenant contained in Section 7.18(ii), as determined in accordance with GAAP."

                  ""Indenture Reserve" means a reserve established and maintained by Agent in an amount or amounts equal to (a) during the 30 day period preceding the date on which a scheduled payment of interest is due on the Indenture Securities, the aggregate amount of such interest, (b) during the 30 day period preceding the date on which a scheduled payment of interest is due on the Existing Notes, the aggregate amount of such interest, and (c) during the 30 day period preceding the date on which a scheduled payment of interest is due on the Supplemental Indenture Securities, the aggregate amount of such interest.

                  ""Indenture Securities" means (a) the 105,000 Units issued by the Parent and the Foreign Issuer pursuant to the New Indenture, consisting of $85,000,000 aggregate principal amount of 13.0% Senior Secured Notes due 2007 issued by the Parent (the "New Domestic Notes") and $20,000,000 aggregate principal amount of 13.0% Senior Secured Notes due 2007 issued by the Foreign Issuer (the "New Foreign Notes"; and together with the New Domestic Notes, the "New Notes") and (b) any units or notes, as the case may be, that may be issued by the Parent or the Foreign Issuer pursuant to the New Indenture in exchange therefor."

                  ""Permitted Investments" means (a) Investments in cash and Cash Equivalents, (b) Investments in negotiable instruments for collection, (c) advances made in connection with purchases of goods or services in the ordinary course of business, (d) Investments received in settlement of amounts due to a Borrower or any Subsidiary of a Borrower effected in the ordinary course of business or owing to a Borrower or any Subsidiary of a Borrower as a result of Insolvency Proceedings involving an Account Debtor or upon the foreclosure or enforcement of any Lien in favor of a Borrower or any Subsidiary of a Borrower, (e) loans or advances to employees in the ordinary course of business in an amount not to exceed $200,000 per individual and $500,000 in the aggregate, (f) an Investment the sole consideration for which consists of, or is made with the proceeds of, the substantially concurrent sale of, or equity contribution with respect to, capital stock of the Parent, (g) Hedge Agreements entered into in the ordinary course of

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         the business of the Borrowers and their Subsidiaries, (h) notes, obligations, and other securities received in connection with Permitted Dispositions, (i) Investments by any Non-Obligor; (j) Investments comprising the PMC Sale Transactions, (k) other Investments made during the period from January 1, 2004, through June 30, 2004 in an aggregate amount not to exceed $336,000; and (l) Investments in Subsidiaries of Parent in connection with the Proposed Belgium Disposition in an amount not to exceed the fair market value of all equipment located at the plant owned by Phibro Belgium in Rixensart, Belgium, plus $15,000,000 so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) Borrowers have Excess Availability of at least $1,000,000 after giving effect to the making of such Investment, provided that if the Investment is made during a period when the Indenture Reserve is in place, there will be no such Excess Availability condition, and (iii) Borrowers have delivered a business plan regarding such Investment to Agent no less than 30 days prior to the initial making of such Investment."

                  (b) Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions in alphabetical order:

                  ""Proposed Belgium Disposition" has the meaning as defined in "Belgium Plant Sale and Virginiamycin Production Transactions" set forth in the Second Supplemental Indenture."

                  ""New Notes" has the meaning set forth in the definition of Indenture Securities."

                  ""Second Supplemental Indenture" means that certain Second Supplemental Indenture dated as of December 8, 2004 among Parent, Foreign Issuer, Parent's Subsidiaries that are signatories thereto, and the Indenture Collateral Agent."

                  ""Supplemental Indenture Securities" means (a) 22,491 Units issued by the Parent and the Foreign Issuer pursuant to the New Indenture and the Second Supplemental Indenture, consisting of $18,207,000 aggregate principal amount of 13.0% Senior Secured Notes due 2007 issued by the Parent (the "Supplemental New Domestic Notes") and $4,284,000 aggregate principal amount of 13.0% Senior Secured Notes due 2007 issued by the Foreign Issuer (the "Supplemental New Foreign Notes"; and together with the Supplemental New Domestic Notes, the "Supplemental New Notes") and (b) any units or notes, as the case may be, that may be issued by the Parent or the Foreign Issuer pursuant to the New Indenture in exchange therefor."

                  ""Supplemental New Domestic Notes" has the meaning set forth in the definition of Supplemental Indenture Securities."

                  ""Supplemental New Foreign Notes" has the meaning set forth in the definition of Supplemental Indenture Securities."

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                  ""Supplemental New Notes" has the meaning set forth in the definition of Supplemental Indenture Securities."

         (c) Section 2.1 of the Loan Agreement is hereby amended by deleting subsection (a) in its entirety and replacing it with the following subsection
(a):

                  "(a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Revolver Commitment agrees (severally, not jointly or jointly and severally) to make advances ("Advances") to Borrowers in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to the lesser of (i) the Maximum Revolver Amount less the sum of
         (A) the Letter of Credit Usage, (B) the Indenture Reserve, and (C) the Additional Indebtedness Usage, (ii) the Borrowing Base less the Letter of Credit Usage, or (iii) $17,500,000 less the Additional Indebtedness Usage; provided that solely on December 20, 2004 - December 21, 2004, subject to the terms and conditions of this Agreement and in lieu of the foregoing, each Lender with a Revolver Commitment agrees (severally, not jointly or jointly and severally) to make Advances to Borrowers in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to $22,500,000 less the Additional Indebtedness Usage."

         (d) Section 6.3(a)(i) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                           "(i) a company prepared consolidated and
                  consolidating balance sheet, income statement (including a separate line item for expenses associated with the sale of the facilities in Rixensart, Belgium), and statement of cash flow covering Parent's and its Subsidiaries' operations during such period,."

         (e) Section 7.7 of the Loan Agreement is hereby amended by deleting the first paragraph thereof and replacing it with the following:

                  "Except in connection with a refinancing permitted by Section 7.1(d) and except for mandatory redemptions of the Existing Notes, the New Notes, or the Supplemental New Notes required under the terms of the Existing Indenture or the New Indenture (as in effect on the date hereof and as modified by the Second Supplemental Indenture) as a result of an Indenture Change of Control or as a result of Asset Sales (for the avoidance of doubt, the foregoing shall not include mandatory prepayments on account of Excess Cash Flow),"

         (f) Section 7.13 of the Loan Agreement is hereby amended by deleting "(e) Permitted Investments pursuant to clauses (e), (f), (i) and (k) of the definition of Permitted Investments" and replacing it with the following:
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                  "(e) Permitted Investments pursuant to clauses (e), (f), (i),
(k) and (l) of the definition of Permitted Investments."

3. CONSENT. Subject to the satisfaction of each of the conditions and covenants set forth herein, the Lender Group consents to (a) the Proposed Belgium Disposition upon the terms and subject to the conditions set forth in the Second Supplemental Indenture, (b) the Proposed Wilmington Disposition upon the terms and subject to the conditions set forth in the purchase agreement attached hereto as Exhibit C, and (c) subject to satisfaction of Section (5)(a) hereof, the Amendment to the Indenture and the issuance of the Supplemental New Notes upon the terms and subject to the conditions set forth in the Second Supplemental Indenture.

4. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

         (a) Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect;

         (b) Agent shall have received the reaffirmation and consent of each Guarantor, attached hereto as Exhibit A, duly executed and delivered by an authorized official of such Guarantor;

         (c) Agent shall have received a copy of the Second Supplemental Indenture and each of the other material agreements entered into in connection with the issuance of the Supplemental New Domestic Notes and the Supplemental New Foreign Notes, together with a certificate of the Secretary of Parent certifying each such document as being a true, correct, and complete copy thereof;

         (d) Parent shall have provided Agent with evidence sufficient to demonstrate that the offering of the Supplemental New Domestic Notes and the Supplemental New Foreign Notes described in the New Indenture, as amended by the Second Supplemental Indenture, has closed;

         (e) Agent shall have received an amendment to the Intercreditor Agreement, in form and substance satisfactory to Agent;

         (f) Agent shall have received an opinion of Borrowers' and Guarantors' counsel regarding the transactions contemplated by the offering of the Supplemental New Domestic Notes and the Supplemental New Foreign Notes and in form and substance satisfactory to Agent;

         (g) Borrowers shall have paid to Agent, for the benefit of Lender Group, a fee in the amount of $100,000, which fee shall be fully earned when paid;

         (h) The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date), and except for changes permitted by the Loan Documents;

         (i) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

         (j) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrowers, Guarantors, or the Lender Group.

5. COVENANTS. Borrowers hereby covenant and agree that they will satisfy each of the following on or before the date specified below (the failure to so satisfy any of the following to constitute an immediate Event of Default):

         (a) Within 1 Business Day of the date set forth in Section 2.1(a)(iii) of the Loan Agreement (as amended hereby), Parent shall have (i) applied the proceeds from the offering of the Supplemental New Domestic Notes and the Supplemental New Foreign Notes to the outstanding Obligations, and (ii) delivered to Agent an updated Schedule P-1 and an updated Schedule 5.20 substantially in the forms attached hereto as Exhibit B, which schedules, upon delivery to Agent and satisfaction of the covenant contained in the foregoing clause (i), shall, without any further action by any party hereto, update and replace Schedule P-1 and Schedule 5.20 respectively;

         (b) Within 5 business days of the execution thereof, Agent shall have received copies of the Belgium Purchase Agreement (as defined in the Second Supplemental Indenture), which Belgium Purchase Agreement shall be substantially on terms and conditions set forth in the Second Supplemental Indenture, together with a certificate of the Secretary of Parent on behalf of Parent, certifying each such document as being a true, correct, and complete copy thereof;

         (c) Within 5 business days of the execution thereof, Borrowers shall have delivered to Agent a copy of the executed purchase agreement (which shall be substantially in the form attached hereto as Exhibit C), together with all exhibits and schedules thereto, pursuant to which the Proposed Wilmington Disposition is to be made, certified as being true, correct, and complete by an officer of Parent on behalf of Parent;

         (d) Within 1 business day from the closing thereof, Agent shall have received all cash proceeds from the Proposed Wilmington Disposition, net only of reasonable out-of-pocket costs and expenses in an amount up to $200,000 paid or incurred in connection therewith in favor of any Person not an Affiliate of any Borrower or any Guarantor, which proceeds shall be remitted to Agent and applied in accordance with Section 2.4(b) of the Loan Agreement.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

7. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating

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to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof and the consent set forth in Section 3 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof. The agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance under the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.

8. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9.       MISCELLANEOUS.

         (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

         (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                            [Signature page follows.]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                            PHIBRO ANIMAL HEALTH CORPORATION,
                            a New York corporation

                            By: /s/ Jack C. Bendheim
                                ------------------------
                            Title:

                            PHIBRO ANIMAL HEALTH U.S., INC.,
                            a Delaware corporation

                            By: /s/ David C. Storbeck
                                -------------------------
                            Title:

                            PHIBRO ANIMAL HEALTH HOLDINGS, INC.,
                            a Delaware corporation

                            By: /s/ David C. Storbeck
                                -------------------------
                            Title:

                            PRINCE AGRIPRODUCTS, INC.,
                            a Delaware corporation

                            By: /s/ David C. Storbeck
                                -------------------------
                            Title:

                            PHIBRO-TECH, INC.,
                            a Delaware corporation

                            By: /s/ David C. Storbeck
                                -------------------------
                            Title:

                            WELLS FARGO FOOTHILL, INC.,
                            a California corporation, as Agent and a Lender

                            By: /s/ Vincent J. Egan,  Jr.
                                -------------------------
                            Title: Vice President

                                    EXHIBIT A

                            REAFFIRMATION AND CONSENT

         All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT AND CONSENT (the "Amendment"), dated as of December __, 2004. The undersigned each hereby (a) represents and warrants to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any material contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the execution, delivery, and performance of the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under the Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect in accordance with the terms thereof. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future consents or amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York.

                            [Signature page follows.]

         IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation and Consent Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                            PHIBROCHEM, INC., a New Jersey corporation

                            By: /s/ David C. Storbeck
                                ----------------------------------
                            Name:
                                  ---------------------------------
                            Title:
                                   --------------------------------

                            WESTERN MAGNESIUM CORP., a California corporation

                            By: /s/ David C. Storbeck
                                ----------------------------------
                            Name:
                                  ---------------------------------
                            Title:
                                   --------------------------------

                            CP CHEMICALS, INC., a New Jersey corporation

                            By: /s/ David C. Storbeck
                                ----------------------------------
                            Name:
                                  ---------------------------------
                            Title:
                                   --------------------------------

                            PHIBRO CHEMICALS, INC., a New York corporation

                            By: /s/ David C. Storbeck
                                ----------------------------------
                            Name:
                                  ---------------------------------
                            Title:
                                   --------------------------------

                                      S-1